UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2021

RECRUITER.COM GROUP, INC.
(Exact name of Registrant as specified in its charter)

Nevada	001-40563	90-1505893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Seventh Avenue

New York, New York 10018

(Address of principal executive offices, including zip code)

(855) 931-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Common Stock Purchase Warrants	RCRT RCRTW	The Nasdaq Stock Market LLC The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Senior management and certain members of the Board of Directors of Recruiter.com Group, Inc. (the “Company”), have begun using the materials included in Exhibit 99.1 to this report (the “Investor Presentation”) in connection with presentations to existing stockholders of the Company, potential investors of the Company, and the investment community. While some of the materials in the Investor Presentation were previously utilized by the Company in a video conference call held on November 15, 2021, the specific Investor Presentation attached hereto is first being used effective as of November 22, 2021.  The Investor Presentation provides an overview of the Company’s strategy, performance and future objectives. The Investor Presentation is incorporated into this Item 7.01 by reference and will be available on the Company’s website at www.recruiter.com.

Without limiting the generality of the foregoing, the “Forward-Looking Statements” disclosure contained in the Investor Presentation is incorporated by reference into this Item 7.01. The information contained in this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

Investors and others should note that the Company routinely announces material information to its investors using filings with the Securities and Exchange Commission (the “SEC”), the Company’s Investor Relations page on its website at www.recruiter.com, https://investors.recruiter.com, its blog site at https://blog.recruiter.com, press releases, public conference calls, public webcasts, its Twitter feed (@Recruiterdotcom), its Facebook page (@Recruiterdotcom), its YouTube page, and its LinkedIn page (@Recruiter-Com). The information posted on the Company’s website or social media channels is not incorporated by reference in this report or in any other report or document the Company files with the SEC. While not all of the information that the Company posts to its Investor Relations page on its website or to social media channels is of a material nature, some information could be deemed to be material. Therefore, the Company encourages investors, the media and others interested in the Company to review the information it makes public in these channels.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Recruiter.com Group, Inc. Investor Presentation (November 22, 2021)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RECRUITER.COM GROUP, INC.

Dated: November 22, 2021	By:	/s/ Evan Sohn
Evan Sohn
Chief Executive Officer

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